                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedule of Portfolio Investments
                                     PAGE 8

                      Statement of Assets and Liabilities
                                    PAGE 10

                            Statement of Operations
                                    PAGE 11

                      Statements of Changes in Net Assets
                                    PAGE 12

                         Notes to Financial Statements
                                    PAGE 13

                              Financial Highlights
                                    PAGE 19

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Equity Fund
--------------------------------------------------------------------------------

                                                                            GPR                            EQUITY FUND
                                                                            ---                            -----------
4/30/90                                                                    10000                               10000
10/31/90                                                                    9713                             9012.71
4/30/91                                                                    10230                             10307.3
10/31/91                                                                   10261                             9510.72
4/30/92                                                                     9349                             9213.84
10/31/92                                                                    9549                             9723.79
4/30/93                                                                    11469                             12557.9
10/31/93                                                                   13291                             15241.3
4/30/94                                                                    14083                             15328.5
10/31/94                                                                   14393                             14833.9
4/30/95                                                                    13761                             12587.2
10/31/95                                                                   14054                             13396.6
4/30/96                                                                    15730                             15164.9
10/31/96                                                                   16737                             14228.5
4/30/97                                                                    16612                             13176.3
10/31/97                                                                   15684                             15017.2
4/30/98                                                                    14983                             17658.2
10/31/98                                                                   13555                             15006.3
4/30/99                                                                    14833                             17016.2
10/31/99                                                                   13698                             15335.6
4/30/00                                                                    13505                             14415.6

Past performance is not predictive of future results. Investment return and principal value of the Alpine International Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the reimbursements. Without the reimbursement of fees, total returns would have been lower.

The GPR-Global Real Estate Securities Index is a global market capitalization weighted performance index of Internationally exchange listed property and real estate securities. An investor can not invest directly in an index.

International investing involves increased risk and volatility.

                       COMPARATIVE TOTAL RETURNS AS OF 04/30/00
                                          6 MONTHS(A)     1 YEAR   5 YEARS+   10 YEARS+
---------------------------------------------------------------------------------------
Alpine Class Y                               -6.00%      -15.28%     2.75%      3.72%
Alpine Class A (4.75%)*                     -10.61%      -19.53%     1.55%      3.12%
Alpine Class B (5.00%)**                    -11.20%      -20.40%     1.43%      3.23%
---------------------------------------------------------------------------------------
GPR Global Real Estate Securities Index      -1.41%       -8.93%    -0.37%      3.05%

     * REPRESENTS MAXIMUM SALES LOAD.
    ** REPRESENTS MAXIMUM REDEMPTION FEE.

 + Performance of Class A and Class B shares prior to their inceptions on 2/10/95 and 2/8/95 respectively, represents performance for Class Y shares, which commenced operations on 2/1/89.

(a)  Not annualized.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine International Real Estate Equity Fund's 2000 Semi-annual report. During the six-month period ending April 30, 2000, the Fund's Class Y shares NAV declined by -6.35% to $12.39 per share. This compares with a loss of -1.41% for the benchmark GPR Global Real Estate Securities Index(1). While the Fund underperformed its benchmark in the second half of calendar 1999, it has outperformed its benchmark for the five and ten year periods ended 4/30/00, highlighted in the chart on the left. The Fund's performance for this fiscal period was notably impacted by the strong US dollar vs. almost all foreign currencies, particularly the Euro, which lost -13.55% in six months. The weighted average impact of currency movements is calculated by Alpine to have been -5.47% based on holdings as of October 29, 1999. The Fund was also underweighted in US REITs and Japanese property stocks relative to the GPR Index. These stocks were especially strong in March and April. These factors were partially offset by an accelerating number of corporate takeovers, which began to benefit the Fund during March.

OVERVIEW

    In the Alpine View 2000 outlook, management discussed reasons for the stock market's disfavor with "old economy" sectors, such as real estate, versus Internet and Telecom stocks. We anticipated a shift to a more rational balance once risk-adjusted returns became more prominent in investor's focus. This began to take hold just before the end of the period in review, and we see it continuing.

    Strong or improving real estate fundamentals are in place in most countries, supported by generally strong economic growth. European economies are following the lead of the U.S. as most now have single digit unemployment rates for the first time in twenty years. Southeast Asia is recovering from 1998's recession, while Japan has stabilized following the meltdown from its "bubble period". Canada and Mexico have both been strong and Brazil has stabilized, although Argentina is still stagnant.

    Most foreign real estate markets are well positioned for the next few years, either entering the recovery phase of the business cycle or already enjoying an expansionary period. However, the strong growth potential of such cyclical positioning is not reflected in many share prices. Typically, such discrepancies are adjusted over time by the stock market, either through price appreciation or corporate mergers and acquisitions (M&A). Not surprisingly, the pace of M&A activity which we noted in last year's annual report appears to have increased. Fortunately, the Fund has been well represented in countries where much of this activity has taken place.

INVESTMENT TRENDS

    The previous report to shareholders included a discussion of the increase in transnational portfolio expansion, particularly in Europe. We continue to see signs that suggest this trend will become more prominent as advantages of scale and broad investor bases are sought. Nonetheless, smaller niche companies focused by property type or geography will also have opportunities to grow.

    As mentioned previously, equity investors appear to have become more concerned with finding risk adjusted investment returns so we expect the recent increase in demand for property stocks could continue. This is especially likely in countries where the business cycle and hence the real estate cycle are in early stages.

---------------

(1) The Global Property Research (GPR) Global Real Estate Securities Index is global market capitalization weighted performance index of internationally exchange listed property and real estate securities. An investor can not invest directly in an index.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION*

                     [GEOGRAPHICAL DISTRIBUTION PIE GRAPH]
                              SECTOR DISTRIBUTION*

                        [SECTOR DISTRIBUTION PIE GRAPH]

PROPERTY SHARE VALUATIONS

     Over the past fifteen years of studying and investing in property stocks, both in the US and abroad, I have observed that investors will pay a significant premium to the underlying real estate value if they believe growth will be sustainable. The corollary is that when growth in rents and values slows or is feared turning negative, property stocks can trade at large discounts. While the real estate cycle is most advanced in the U.S. then followed by Australia, the UK, Spain, The Netherlands, and Canada, the range of share discounts is neither consistent nor in our view always appropriate. This has influenced the Fund's country investment weightings, as we have focused on undervalued opportunities in strong economies.

     Investing early during the recovery and expansion phases of the cycle can be potentially very lucrative. After a big stock rebound in 1998 through 1999 the "Asian Tigers" have receded to attractive levels. Today, property shares throughout much of South East Asia are trading at sizeable discounts despite prospective 4-8% GDP growth rates and stable supply and demand property characteristics for many cities. By our estimate, discounts of between thirty to fifty percent or more are too steep at this phase of the real estate cycle.

     Recent M&A activity in Spain and Canada has supported our evaluations that these areas are among the most oversold property stocks. It should be noted that Canada and Spain are the highest weighted countries in the portfolio with 21.0% and 14.1% respectively.*

M&A CONSOLIDATION*

     During 1999, the Fund benefited from the privatization or acquisition of five holdings, two of which were completed in October at the beginning of this reporting period; SUNSTONE HOTEL INVESTORS in the US and SOTOGRANDE in Spain. This was followed in early 2000 by the acquisition of FASTIGHETS BALDER in Sweden by Drott for its high quality commercial property in Stockholm, and the purchase of long-term holding, EUROPEAN CITY

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------

ESTATES in The Netherlands by a new Swiss company, Zueblin.

     While both acquisitions were made at healthy premiums to the prior five day's average trading price, the M&A activity which involved the Fund's holdings in Canada and Spain has been more significant. In February the management of ROYOP PROPERTIES in Canada announced an interest in privatizing the company for $0.85 per share. While this was a premium to the prior 5 days trading level of $0.70 per share, the board of directors sought alternatives which led to the agreed acquisition by H&R Realty for stock valued at $1.03 per share, subsequent to the close of this reporting period. CAMBRIDGE SHOPPING CENTERS, Canada's largest mall owner, also received a takeover bid from its main shareholder, Ivanhoe, which was agreed upon at $12.50 per share, well above its prior trading level of $9.30 per share.

     M&A activity in Spain began to heat up in March when INMOBILIARIA ZABULBURU SA received a management buyout offer, within a month of the Fund's investment. This was topped by an offer from Bami in April, only to be superceded by a bid from private developer, Fadesa, which is still subject to further action. The current offer of 12.35 Euros, appears reasonable in comparison with the Fund's cost basis of 8.50 Euros in February. Next on the block was FILO SA which in late April received an offer of 1.50 Euros from Deutsche Bank, some 0.29 Euros above where it was previously trading. The prime appeal of this shopping center owner is that it owns the only major urban retail development site in the rejuvenated city of Bilbao. Perhaps the major property deal this year in Spain is the just announced purchase of PRIMA INMOBILIARIA, the Fund's largest holding there, by Vallehermosa for approximately 11.50 Euros in cash and shares, versus the prior five-day average trading price of 8.94 Euros.

     Your Fund's management believes this M&A activity has been partly responsible for the recent appreciation of other property stocks in these countries, as it has highlighted undervaluation by the market. While current discounts are not as large as in early Spring, we believe that favorable conditions still exist for further opportunistic M&A, particularly in Europe and Canada, and possibly in Japan. So-called strategic acquisitions may also occur as the pressures for obtaining scale or expanding market breadth and exposure continues in many of these and other countries.

TOP 10 HOLDINGS* AS OF 4/30/00

       1.  Alexander's Inc.                          5.15%       6.  TK Development                            3.97%
       2.  Societe Du Louvre                         5.12%       7.  Bentall Corp.                             3.51%
       3.  Clublink Corp.                            4.83%       8.  Prima Inmobiliaria                        3.49%
       4.  Immeubles De France                       4.77%       9.  Inmobiliaria Colonial                     3.39%
       5.  Boardwalk Equities                        4.17%      10.  Mitsubishi Estate Co., Ltd                3.08%
     Percentages based on net assets.

* Portfolio composition subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------

PORTFOLIO CHANGES*

     During the six months since October 28, the portfolio was adjusted when property shares fell further out of favor and valuations became more compelling. This was particularly so in Europe where we viewed the weak Euro as both undervalued and a further economic stimulus for export competitiveness. In broad terms, the Fund's European exposure was increased from 34.5% to 40% as a product of a three percent increase in Spain to 14.1%, a 2.0% increase in France to 13% and a 2.7% rise in Scandinavian countries to 10.5%, which was offset by the sale of the German and Dutch holdings from the portfolio.

     The second largest regional concentration was North and South America, as US exposure was reduced from 17% to 8%, and Canadian investments increased from 15.6% to 21%. Asian holdings were reduced somewhat, although subsequent to the end of April, we began to find attractively priced stocks in Southeast Asia.

     As a result of the M&A activity from which the Fund has been benefiting, we expect to reduce the portfolio weightings in both Spain and Canada as 2000 progresses.

INTERNATIONAL PROPERTY SHARE PROSPECTS

     Despite the stock market's eighteen-month lovefest with the internet, the most important influences on property markets are still location, internal space configuration and the local economy. Simplistically, a well-located building which is suitable for most tenant's requirements, will perform well, particularly during a period of economic expansion. Assuming the first two criteria can be evaluated by investors, the driving forces behind the business cycle are the principal variables which influence expected valuations.

     We believe that the dominant strength and influence of the US economy over the past decade has amplified the international impact of the Federal Reserve in manipulating expectations from economic activity. The effect of the Fed's gradual tightening of credit over the past year and a half has been to dampen expectations in the global capital markets for economically sensitive sectors, such as property. In our view, the markets have been too bearish on "old economy" stocks. Unlike the boom/bust 70's and 80's, this business cycle has been both more gradual and more extended. Thus, Alpine's view is that even in the US, the business cycle could continue to drive demand for property for several more years while new supply will be reasonably balanced thanks to enhanced market data availability and transparency. Given the slower acceleration of most European business cycles, many countries are between one to three years behind the U.S., and so is the maturation of their real estate cycle. France in particular, is still enjoying the expansion phase of its real estate cycle, whereas commercial property in Germany and Switzerland are only in their recovery phase.

     After the Asian meltdown in 1998, several property markets are just entering the recovery phase, while others have stabilized. The world's number two economy, Japan has yet to demonstrate sustained growth, although many observers are increasingly comfortable that commercial property prices have finally stabilized. Clearly, the long term upside potential for Asia remains compelling.

---------------

* Portfolio holdings and composition are subject to change
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
                                                                     Equity Fund
--------------------------------------------------------------------------------

     In our opinion this combination of early cycle recovery opportunities and expansion phase growth possibilities, should provide for superior international investment opportunities over the next several years. The consolidation of companies which is now occurring, should produce powerful property companies which may prove more attractive to international capital markets.

     We believe the trends of consolidation and globalization will continue through the year 2000, and this could provide attractive sub-themes for investors returning to "old economy" stocks to benefit from this extended business cycle.

Sincerely,

/s/ SAMUEL A. LIEBER
Samuel A. Lieber

CEO/Portfolio Manager

---------------

* Portfolio holdings and composition are subject to change.

Past performance is no guarantee for future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

International investing involves increased risk and volatility.

BISYS Fund Services distributes the Alpine International Real Estate Equity
Fund.

For more complete information on the Alpine International Real Estate Equity Fund, including fees, expenses and sales charges please call 1-877-945-3863 for a free prospectus. Please read the prospectus carefully before investing or sending money.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other condition
--------------------------------------------------------------------------------

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2000
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- (98.5%)
ASIA -- (23.9%)
Hong Kong -- (3.6%)
   310,000   Harbour Center Development....  $   214,919
   860,800   HKR International, Ltd........      337,071
   150,000   Hong Kong Land Holdings,
               Ltd.........................      228,000
   230,000   Kerry Properties, Ltd.........      283,477
                                             -----------
                                               1,063,467
                                             -----------
Japan -- (10.1%)
    30,000   Daibiru Corp. (b).............      206,807
   157,000   Diamond City Co., Ltd.........      508,459
   100,410   Kansai Sekiwa Real Estate Co.,
               Ltd.........................      348,415
    80,000   Mitsubishi Estate Co., Ltd....      899,404
    80,000   Sankei Building Co., Ltd......      303,503
    34,000   Tachihi Enterprise Co.,
               Ltd.........................      729,887
                                             -----------
                                               2,996,475
                                             -----------
New Zealand -- (2.8%)
 1,552,145   Kiwi Development Trust (b)....      845,219
                                             -----------
Philippines -- (1.1%)
13,625,000   SM Development Corp...........      316,832
                                             -----------
Singapore -- (3.9%)
   318,833   DBS Land, Ltd.................      451,891
   625,000   Hersing Corporation, Ltd......      177,532
   500,000   Marco Polo Developments,
               Ltd.........................      538,819
                                             -----------
                                               1,168,242
                                             -----------
Thailand -- (2.4%)
   105,000   Central Pattana Public Co.,
               Ltd.........................       59,277
   178,600   Dusit Thani Public Co., Ltd.
               (b).........................      117,241
   400,000   Saha Pathana Inter-Holding
               Public Co., Ltd.............      475,267
   195,000   Sammakorn Public Co., Ltd.....       48,131
                                             -----------
                                                 699,916
                                             -----------
                                               7,090,151
                                             -----------
EUROPE -- (39.9%)
Denmark -- (3.9%)
    50,780   TK Development (c)............    1,160,688
                                             -----------
Finland -- (1.4%)
   116,400   Sponda Oyj....................      403,065
                                             -----------
France -- (13.0%)
    15,000   Accor SA......................      558,369
     5,000   Klepierre.....................      414,619
    85,000   Societe des Immeubles De
               France......................    1,393,440
    26,078   Societe Du Louvre.............    1,497,108
                                             -----------
                                               3,863,536
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
EUROPE, CONTINUED:
Norway -- (2.0%)
   133,000   Choice Hotels Scandinavia
               ASA.........................  $   334,478
    19,200   Steen & Strom Invest ASA......      244,647
                                             -----------
                                                 579,125
                                             -----------
Spain -- (14.1%)
   500,563   Filo SA (b)...................      615,787
   150,710   Inmobiliaria Ubris............      716,887
    75,000   Inmobiliaria Colonial SA......      990,986
    28,311   Inmobiliaria Zabalburu SA.....      306,743
    50,000   NH Hotels SA (b)..............      562,698
   125,000   Prima Inmobiliaria SA.........    1,019,463
                                             -----------
                                               4,212,564
                                             -----------
Sweden -- (3.2%)
    24,800   Anders Dios AB................      148,201
    30,000   Drott AB, Class B.............      268,075
    15,000   JM Byggnads -- OCH Fastighets
               AB, Class B.................      268,076
    20,000   Tornet Fastighets AB..........      259,139
                                             -----------
                                                 943,491
                                             -----------
United Kingdom -- (2.3%)
   155,000   Chelsfield PLC (c)............      690,038
                                             -----------
                                              11,852,507
                                             -----------
NORTH & SOUTH AMERICA -- (34.7%)
Argentina -- (4.3%)
   289,647   IRSA Inversiones y
               Representaciones SA (c).....      855,060
    13,897   IRSA Inversiones y
               Representaciones SA, GDR....      412,567
                                             -----------
                                               1,267,627
                                             -----------
Canada -- (21.0%)
   136,400   Bentall Corp. (c).............    1,026,458
   154,500   Boardwalk Equities, Inc.
               (b)(c)......................    1,220,017
   100,000   Cambridge Shopping Centres
               (b).........................      560,183
   301,100   Clublink Corp. (b)(c).........    1,412,365
   988,100   Dundee Realty Corp. (b).......      720,239
    64,400   Gentra, Inc. (b)..............      588,948
 1,314,500   Royop Properties Corp. (b)....      709,745
                                             -----------
                                               6,237,955
                                             -----------
Mexico -- (1.4%)
    70,000   Grupo Posadas SA, Class A
               (b).........................       46,105
   715,000   Grupo Posadas SA, Class L
               (b).........................      356,999
                                             -----------
                                                 403,104
                                             -----------

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
NORTH & SOUTH AMERICA, CONTINUED:
United States -- (8.0%)
    23,000   Alexander's, Inc. (b) (c).....  $ 1,506,500
    55,000   MeriStar Hotels & Resorts,
               Inc. (b)....................      158,125
    25,400   Starwood Hotels & Resorts
               Worldwide, Inc. (c).........      722,313
                                             -----------
                                               2,386,938
                                             -----------
                                              10,295,624
                                             -----------
             Total Common Stocks (Cost
               $33,054,493)................   29,238,282
                                             ===========

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
             Total Investments
               (Cost $33,054,493) (a)......
              98.5%                          $29,238,282
             Other assets in excess
               of liabilities.......   1.5%      441,095
                                       ----   ----------
             TOTAL NET ASSETS....... 100.0%  $29,679,377
                                       ----   ----------
                                       ----   ----------

---------------

Forward Currency Contracts:

                                                                 DELIVERY    CONTRACT    CONTRACT VALUE
                                                     POSITION      DATE       PRICE      (U.S. DOLLARS)    APPRECIATION
                                                     --------    --------    --------    --------------    ------------
Japanese Yen.......................................   Short      5/17/00      105.38       $1,565,762        $37,354
                                                                                                             -------
                Net unrealized appreciation on forward currency contracts..............................      $37,354
                                                                                                             =======

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation...................  $ 3,039,753
        Unrealized depreciation...................   (6,855,964)
                                                    -----------
        Net unrealized depreciation...............  $(3,816,211)
                                                    ===========

(b) Non-income producing securities.

(c) All or a portion of this security is held as collateral for the line of credit.

GDR -- Global Depository Receipts
PLC -- Public Limited Company

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000
                                  (UNAUDITED)

ASSETS:
  Investments, at value (cost $33,054,493)..................    $29,238,282
  Foreign currency, at value (cost $12,052).................         21,170
  Interest and dividends receivable.........................         92,578
  Receivable for capital shares issued......................            800
  Receivable for investment securities sold.................      4,120,426
  Unrealized appreciation on forward currency contracts.....         37,354
  Reclaims receivable.......................................         21,349
  Prepaid expenses and other assets.........................         18,011
                                                                -----------
     Total Assets...........................................     33,549,970
                                                                -----------
LIABILITIES:
  Payable to custodian for line of credit...................      2,519,850
  Payable for investment securities purchased...............      1,241,031
  Accrued expenses and other liabilities:
     Investment advisory fees...............................         24,734
     Administration fees....................................          1,124
     Distribution fees......................................            191
     Other..................................................         83,663
                                                                -----------
     Total Liabilities......................................      3,870,593
                                                                -----------
NET ASSETS..................................................    $29,679,377
                                                                ===========
NET ASSETS REPRESENTED BY
  Shares of beneficial interest, at par value...............    $       240
  Additional paid-in-capital................................     35,911,590
  Distributions in excess of net investment income..........       (426,487)
  Accumulated net realized losses on foreign exchange
     transactions and investments...........................     (2,030,191)
  Unrealized depreciation on foreign exchange transactions
     and investments........................................     (3,775,775)
                                                                -----------
     TOTAL NET ASSETS.......................................    $29,679,377
                                                                ===========
NET ASSET VALUE
  Class A shares
     Net assets of $221,897 / 18,000 shares outstanding.....    $     12.33
                                                                ===========
     Offering price (based on sales charge of 4.75%)........    $     12.94
                                                                ===========
  Class B shares*
     Net assets of $118,122 / 9,933 shares outstanding......    $     11.89
                                                                ===========
  Class Y shares
     Net assets of $29,339,358 / 2,368,652 shares
      outstanding...........................................    $     12.39
                                                                ===========

---------------

* Redemption price per share varies based on length of time shares are held.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME:
  Interest............................................................    $        44
  Dividends (net of foreign withholding taxes of $27,717).............        231,858
                                                                          -----------
     Total income.....................................................        231,902
                                                                          -----------

EXPENSES:
  Investment advisory fees..................................  $156,415
  Administration fees.......................................    70,199
  Distribution fees -- Class B..............................       581
  Distribution fees -- Class C*.............................       242
  Shareholder servicing fees -- Class A.....................       340
  Shareholder servicing fees -- Class B.....................       194
  Shareholder servicing fees -- Class C*....................        81
  Fund accounting fees......................................     9,216
  Custodian fees............................................    33,899
  Interest expense from line of credit......................    66,657
  Legal fees................................................    33,778
  Printing..................................................    21,924
  Transfer agent fees.......................................    10,217
  Trustees' fees............................................     4,794
  Other.....................................................    27,388
                                                              --------
Total expenses before voluntary fee reductions..............                  435,925
                                                                          -----------
  Expenses reimbursed by investment advisor.................                  (34,224)
                                                                          -----------
       Net expenses.........................................                  401,701
                                                                          -----------
Net investment loss.........................................                 (169,799)
                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized losses from foreign exchange transactions and
     investments......................................................     (1,868,510)
  Net change in unrealized depreciation from foreign exchange
     transactions and investments.....................................         61,373
                                                                          -----------
Net realized/unrealized gains/losses from investments.................     (1,807,137)
                                                                          -----------
Change in net assets resulting from operations........................    $(1,976,936)
                                                                          ===========

---------------

* Class C shares closed on April 30, 2000.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      FOR THE
                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               APRIL 30, 2000     OCTOBER 31, 1999
                                                              ----------------    ----------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment income/(loss)..............................    $  (169,799)        $     86,770
  Net realized gains (losses) from foreign exchange
     transactions and investments...........................     (1,868,510)           1,908,001
  Net change in unrealized depreciation on foreign exchange
     transactions and investments...........................         61,373           (1,169,584)
                                                                -----------         ------------
  Change in net assets from operations......................     (1,976,936)             825,187
                                                                -----------         ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................           (363)                  --

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net investment income................................       (119,170)             (37,658)
                                                                -----------         ------------
  Change in net assets from shareholder distributions.......       (119,533)             (37,658)
                                                                -----------         ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................      1,397,737            9,270,528
  Proceeds from shares issued in connection with exchange
     from Class C...........................................         71,192                   --
  Dividends reinvested......................................        115,753               36,449
  Cost of shares redeemed...................................     (3,442,580)         (11,799,836)
  Cost of shares redeemed in connection with exchange to
     Class A................................................        (71,192)                  --
                                                                -----------         ------------
     Change in net assets from shares of beneficial interest
       transactions.........................................     (1,929,090)          (2,492,859)
                                                                -----------         ------------
     Total change in net assets.............................     (4,025,559)          (1,705,330)
                                                                -----------         ------------
NET ASSETS:
  Beginning of period.......................................     33,704,936           35,410,266
                                                                -----------         ------------
  End of period.............................................    $29,679,377         $ 33,704,936
                                                                ===========         ============

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Alpine International Real Estate Equity Fund, (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust (the "Trust"), a Massachusetts business trust organized in 1988.

     The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge, but pay higher ongoing distribution fees than Class A shares. Class B shares are also sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on the length of time the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund. On April 30, 2000, the Trust liquidated class C shares. Class C shareholders chose to either have their shares liquidated or converted to Class A shares.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities, for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

     advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 act.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. FINANCING AGREEMENT:

     The Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Funds of the Trust. Borrowings of the Funds under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.08% per annum will be incurred on the unused portion of the Committed Line, which will be allocated by average net assets to all Funds of the Trust. As of April 30, 2000 the Trust had an unused Committed Line balance of $759,250.

     E. FEDERAL TAXES:

     It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

     F. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

     Dividends and distributions to shareholders that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     G. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

     H. FOREIGN EXCHANGE TRANSACTIONS:

     The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of
     Operations:

         i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

     I. RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

     J. FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Fund could be exposed to risk if a counterpart is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                     SIX MONTHS ENDED            YEAR ENDED
                                                      APRIL 30, 2000          OCTOBER 31, 1999
                                                  ----------------------   ----------------------
                                                   SHARES      AMOUNT       SHARES      AMOUNT
                                                  --------   -----------   --------   -----------
    CLASS A
      Shares sold...............................     6,244   $    80,765     10,912   $   150,123
      Shares issued in connection with exchange
         from Class C...........................     5,084        71,192         --            --
      Shares issued in reinvestment of
         dividends..............................        28           360         --            --
      Shares redeemed...........................   (19,123)     (238,701)   (13,322)     (187,553)
                                                  --------   -----------   --------   -----------
      Net change................................    (7,767)      (86,384)    (2,410)      (37,430)
                                                  --------   -----------   --------   -----------
    CLASS B
      Shares sold...............................       522         6,460      1,743        24,854
      Shares redeemed...........................    (6,461)      (79,642)    (5,438)      (72,924)
                                                  --------   -----------   --------   -----------
      Net change................................    (5,939)      (73,182)    (3,695)      (48,070)
                                                  --------   -----------   --------   -----------
    CLASS C
      Shares sold...............................        --            --      3,916        51,362
      Shares redeemed...........................        --            --    (10,964)     (145,203)
      Shares redeemed in connection with
         exchange to Class A....................    (5,276)      (71,192)        --            --
                                                  --------   -----------   --------   -----------
      Net change................................    (5,276)      (71,192)    (7,048)      (93,841)
                                                  --------   -----------   --------   -----------

                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

                                                     SIX MONTHS ENDED            YEAR ENDED
                                                      APRIL 30, 2000          OCTOBER 31, 1999
                                                  ----------------------   ----------------------
                                                   SHARES      AMOUNT       SHARES      AMOUNT
                                                  --------   -----------   --------   -----------
    CLASS Y
      Shares sold...............................   132,258   $ 1,689,587    628,545   $ 9,044,189
      Shares issued in reinvestment of
         dividends..............................     8,897       115,393      2,728        36,449
      Shares redeemed...........................  (274,321)   (3,503,313)  (802,649)  (11,394,156)
                                                  --------   -----------   --------   -----------
      Net change................................  (133,166)   (1,698,333)  (171,376)   (2,313,518)
                                                  --------   -----------   --------   -----------
         Total net change.......................  (152,148)  $(1,929,091)  (184,529)  $(2,492,859)
                                                  ========   ===========   ========   ===========

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short, forward currency contracts and short-term investments, were $11,308,950 and $14,010,165, respectively, for six months period ended April 30, 2000.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly owned subsidiary of The BISYS Group, Inc. serves as principal underwriter to the Fund. The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distributions plans permit the Fund to reimburse its principle underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y Shares, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C shares also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

     During the period ended April 30, 2000, no commissions was earned by BISYS LP on sales of shares.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research LLC ("Alpine") provide investment advisory services to the Fund. Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee of 1.00% based on the Fund average daily net assets.

     BISYS LP is the Fund's Distributor. BISYS Fund Services Ohio, Inc. is the Fund's administrator and BISYS Fund Services, Inc. ("BISYS") is the Fund's Fund Accountant, Transfer Agent and Dividend Disbursing Agent. In return for these services, BISYS LP and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets or a minimum of $250,000 annually for the Trust.
                                   Continued

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                                 APRIL 30, 2000
                                  (UNAUDITED)

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                             SIX MONTHS ENDED    -------------------------------------------------------------      SEPTEMBER 30,
                              APRIL 30, 2000     1999(a)       1998       1997(a)      1996(a)      1995(a)(b)       1995(a)(c)
                             ----------------    -------      ------      -------      -------      ----------      -------------
                               (UNAUDITED)
CLASS A SHARES
NET ASSET VALUE BEGINNING
  OF PERIOD................       $13.15         $12.90       $12.94      $12.28       $11.58         $12.12           $11.46
                                  ------         ------       ------      ------       ------         ------           ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss).................        (0.12)         (0.01)       (0.05)      (0.06)        0.06          (0.01)            0.07
  Net realized and
    unrealized gain (loss)
    from foreign exchange
    and investment
    transactions...........        (0.68)          0.26         0.01        0.72         0.64          (0.53)            0.59
                                  ------         ------       ------      ------       ------         ------           ------
  Total from investment
    operations.............        (0.80)          0.25        (0.04)       0.66         0.70          (0.54)            0.66
                                  ------         ------       ------      ------       ------         ------           ------
LESS DISTRIBUTIONS:
  From net investment
    income.................        (0.02)            --           --          --           --             --               --
                                  ------         ------       ------      ------       ------         ------           ------
  Total distributions......        (0.02)            --           --          --           --             --               --
                                  ------         ------       ------      ------       ------         ------           ------
NET ASSET VALUE END OF
  PERIOD...................       $12.33         $13.15       $12.90      $12.94       $12.28         $11.58           $12.12
                                  ======         ======       ======      ======       ======         ======           ======
TOTAL RETURN (EXCLUDES
  SALES CHARGES)...........        (6.12)%(g)      1.94%       (0.31)%      5.40%        6.00%         (4.50)%(g)       (5.80)%(g)
ANNUALIZED RATIOS/
  SUPPLEMENTARY DATA:
  Net Assets at end of
    period (000)...........       $  222         $  339       $  363      $  336       $  721         $   74           $   66
  Ratio of expenses to
    average net
    assets.................         2.78%(f)       2.32%        2.04%       2.10%        1.79%          1.73%(f)         1.61%(f)
  Ratio of net investment
    income (loss) to
    average net assets.....        (5.00)%(f)     (0.00)%      (0.26)%     (0.47)%       0.40%         (1.26)%(f)        0.98%(f)
  Ratio of expenses to
    average net assets
    (d)....................         3.02%(f)       2.32%        2.04%       2.19%        2.97%         46.90%(f)        21.59%(f)
  Ratio of expenses to
    average net assets
    (e)....................          N/A            N/A          N/A        2.10%         N/A            N/A              N/A
  Ratio of interest expense
    to average net
    assets.................         0.42%(f)        N/A          N/A        0.03%        0.03%          0.03%(f)         0.01%(f)
  Portfolio turnover (h)...           34%            31%          82%         44%          25%             1%              28%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.

(c) For the period from February 10, 1995 (commencement of operations) to September 30, 1995.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.

(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(f)  Annualized.

(g) Not Annualized.

(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                             SIX MONTHS ENDED    -------------------------------------------------------------      SEPTEMBER 30,
                              APRIL 30, 2000     1999(a)       1998       1997(a)      1996(a)      1995(a)(b)       1995(a)(c)
                             ----------------    -------      ------      -------      -------      ----------      -------------
                               (UNAUDITED)
CLASS B SHARES
NET ASSET VALUE BEGINNING
  OF PERIOD................       $12.72         $12.57       $12.69      $12.14       $11.53         $12.08           $11.44
                                  ------         ------       ------      ------       ------         ------           ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss......        (0.13)         (0.11)       (0.10)      (0.15)       (0.13)         (0.02)            0.08
  Net realized and
    unrealized gain (loss)
    from foreign exchange
    and investment
    transactions...........        (0.70)          0.26        (0.02)       0.70         0.74          (0.53)            0.56
                                  ------         ------       ------      ------       ------         ------           ------
  Total from investment
    operations.............        (0.83)          0.15        (0.12)       0.55         0.61          (0.55)            0.64
                                  ------         ------       ------      ------       ------         ------           ------
NET ASSET VALUE END OF
  PERIOD...................       $11.89         $12.72       $12.57      $12.69       $12.14         $11.53           $12.08
                                  ======         ======       ======      ======       ======         ======           ======
TOTAL RETURN (EXCLUDES
  REDEMPTION CHARGES)......        (6.53)%(g)      1.19%       (0.95)%      4.50%        5.30%         (4.60)%(g)       (5.60)%(g)
ANNUALIZED RATIOS/
  SUPPLEMENTARY DATA:
  Net Assets at end of
    period (000)...........       $  118         $  202       $  246      $  213       $  134         $  100           $  128
  Ratio of expenses to
    average net assets.....         3.48%(f)       3.08%        2.80%       2.82%        2.56%          2.44%(f)         2.42%(f)
  Ratio of net investment
    income (loss) to
    average net assets.....        (2.09)%(f)     (0.79)%      (0.95)%     (1.23)%      (1.03)%        (1.98)%(f)       (1.38)%(f)
  Ratio of expenses to
    average net assets
    (d)....................         3.78%(f)       3.08%        2.80%       2.90%       14.45%         31.39%(f)        82.74%(f)
  Ratio of expenses to
    average net assets
    (e)....................          N/A            N/A          N/A        2.81%         N/A            N/A              N/A
  Ratio of interest expense
    to average net
    assets.................         0.42%(f)        N/A          N/A        0.03%        0.03%          0.03%(f)         0.03%(f)
  Portfolio turnover (h)...           34%            31%          82%         44%          25%             1%              28%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.

(c) For the period from February 10, 1995 (commencement of operations) to September 30, 1995.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.

(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(f)  Annualized.

(g) Not Annualized.

(h) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                            SIX MONTHS ENDED    --------------------------------------------------------------      SEPTEMBER 30,
                             APRIL 30, 2000     1999(a)       1998        1997(a)      1996(a)      1995(a)(b)         1995(a)
                            ----------------    -------      -------      -------      -------      ----------      -------------
                              (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE BEGINNING
  OF PERIOD...............      $ 13.23         $ 12.96      $ 12.97      $ 12.31      $ 11.59       $ 12.13           $ 13.81
                                -------         -------      -------      -------      -------       -------           -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)................        (0.09)           0.03         0.01        (0.03)        0.01         (0.01)             0.11
  Net realized and
    unrealized gain (loss)
    from foreign exchange
    and investment
    transactions..........        (0.70)           0.25        (0.02)        0.71         0.71         (0.53)            (1.17)
                                -------         -------      -------      -------      -------       -------           -------
  Total from investment
    operations............        (0.79)           0.28        (0.01)        0.68         0.72         (0.54)            (1.06)
                                -------         -------      -------      -------      -------       -------           -------
LESS DISTRIBUTIONS:
  From net investment
    income................        (0.05)          (0.01)          --        (0.02)          --            --             (0.10)
  From net realized
    gains.................           --              --           --           --           --            --             (0.52)
                                -------         -------      -------      -------      -------       -------           -------
  Total distributions.....        (0.05)          (0.01)          --        (0.02)          --            --             (0.62)
                                -------         -------      -------      -------      -------       -------           -------
NET ASSET VALUE END OF
  PERIOD..................      $ 12.39         $ 13.23      $ 12.96      $ 12.97      $ 12.31       $ 11.59           $ 12.13
                                =======         =======      =======      =======      =======       =======           =======
TOTAL RETURN..............        (6.00)%(f)       2.19%       (0.08)%       5.50%        6.20%        (4.50)%(f)        (7.70)%
ANNUALIZED RATIOS/
  SUPPLEMENTARY DATA:
  Net Assets at end of
    period (000)..........      $29,339         $33,097      $34,646      $35,234      $47,502       $61,418           $67,645
  Ratio of expenses to
    average net assets....         2.56%(e)        2.08%        1.78%        1.82%        1.62%         1.62%(e)          1.54%
  Ratio of net investment
    income (loss) to
    average net assets....        (1.08)%(e)       0.24%        0.04%       (0.21)%       0.11%        (1.14)%(e)         0.92%
  Ratio of expenses to
    average net assets
    (c)...................         2.77%(e)        2.08%        1.78%        1.90%        1.67%          N/A(e)            N/A
  Ratio of expenses to
    average net assets
    (d)...................          N/A             N/A          N/A         1.82%         N/A           N/A               N/A
  Ratio of interest
    expense to average net
    assets................         0.43%(e)         N/A          N/A         0.03%        0.03%         0.03%(e)          0.05%
  Portfolio turnover
    (g)...................           34%             31%          82%          44%          25%            1%               28%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) The Fund changed its year end from September 30 to October 31, effective October 31, 1995.

(c) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.

(d) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(e) Annualized.

(f)  Not Annualized.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                      [This Page Intentionally Left Blank]

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler

INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219

                                 [ALPINE LOGO] ALPINE
                                     INTERNATIONAL
                                      REAL ESTATE
                                      EQUITY FUND

ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND
     122 East 42nd Street, 37th floor
             New York, NY 10168
               (212)687-5588

                                          -----------------------------------
                                          SEMI-ANNUAL REPORT
                                          APRIL 30, 2000

                                          This material must be preceded or
                                          accompanied by a current prospectus.
(6/00)